UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03835_

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Item I   Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/17 is included with this Form.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Objective:
Long-term growth
of capital
Inception Date:
November 15, 1983
Net Assets at
December 31, 2017:
$140,803,796
Portfolio Composition at
December 31, 2017:
(Percentage of Total
Net Assets)

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the 12 months ended December 31, 2017.
During the annual period, the Fund posted double-digit absolute gains but lagged its benchmark index, the S&P 500® Index1, on a relative basis.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund.
You will also find a Schedule of Investments and financial statements for the Fund. Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2017, especially given the newsworthy events of the annual period.
Economic Review
Overall, the annual period was one of improving economic growth and low inflation both in the U.S. and globally.
For the first quarter of 2017, U.S. Gross Domestic Product (GDP) growth registered 1.2% but picked up meaningfully in the second and third calendar quarters, averaging 3.2%. Economists are expecting U.S. GDP growth in the fourth quarter of 2017 to be close to 3.0%. During the annual period, the labor market remained healthy. The U.S. unemployment rate declined from 4.7% to 4.1%, a 17-year low. This brought employment gains for 2017 to 2.1 million, the seventh straight year of gains exceeding two million. Nonfarm payroll gains averaged 171,000 for the annual period, robust but slightly less than the 186,000 per month on average in 2016. Despite this strength, the average hourly earnings growth rate did not increase, averaging 2.5%, below the peak of previous economic expansions. Manufacturing was a source of strength to the U.S. economy, with the December 2017 Purchasing Managers Index registering 59.7, close to the highest point of the calendar year, with such readings not seen since 2011. Further, fourth quarter 2017 holiday spending was impressive, with retail sales increasing 5.5%, the best holiday season since 2010. Even with all of this economic improvement, inflation remained tame and below expectations of the Federal Reserve (the Fed). The most important indicator of inflation, which the Fed closely follows, the Personal Consumption Expenditure Index, averaged a low 1.5% for the annual period.
Despite disappointing wage growth and the inflation rate being well below its target rate of 2.0%, the Fed increased interest rates because its members believe the low inflation rate to be temporary. Indeed, the Fed tightened monetary policy, raising the targeted federal funds rate three times during the annual period — in March, June and December 2017 — by 25 basis points each, bringing it to a range of 1.25% to 1.50% by the end of the annual period. (A basis point is 1/100th of a percentage point.) At the end of December 2017, the Fed expected continuing strong job growth and a low level of unemployment to eventually put pressure on wages and push up the inflation rate. Should this not occur, the Fed may question its tightening regime, as sub-par inflation could keep wages low and portend some economic weakness. The Fed indicated at its December 2017 meeting that it anticipates three more interest rate hikes in 2018. Additionally, the Fed embarked during the fourth calendar quarter on a program reducing the emergency quantitative easing policy put in place to help the

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

economy recover from the 2008 meltdown. This “normalization” of the Fed’s balance sheet will create even more restrictive monetary conditions. The Fed’s tightening monetary policy pushed up the rates of short-term fixed income securities significantly, with the yield on the two-year U.S. Treasury note increasing from 1.19% to end 2017 at 1.89%. Longer-term fixed income securities fared better since they have greater sensitivity to inflation. The yield on the 10-year U.S. Treasury note declined from 2.45% to 2.40% during the annual period, with longer-term investors purchasing bonds spurred by lower than expected inflation.
The U.S. dollar declined approximately 10% on average against major world currencies during the annual period, as measured by the U.S. Dollar Index (“DXY”)2, despite higher interest rates. The U.S. dollar’s weakness reflected broader economic expansion, repatriation of corporate profits abroad encouraged by the new tax bill, and reduced trade tensions.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index1, gained 21.83% during the 12 months ended December 31, 2017, marking the eighth consecutive year of gains, making this, as of the end of the annual period, the second-oldest bull market in history. Further, the S&P 500® Index advanced for all 12 months in 2017, a feat never before accomplished in a single calendar year. U.S. equity market volatility was at historic lows. Such performance was buoyed by improving global economic and corporate earnings growth. International equities, both developed and emerging, as measured by the MSCI EAFE Index1 and MSCI Emerging Markets Index1, respectively, outperformed the U.S. equity market. The benefits of a broad earnings recovery and ongoing, albeit slow, economic expansion were greater in markets outside of the relatively advanced U.S. market. Indeed, the Asian region led global equity market performance, driven by Hong Kong and India. Emerging markets equities performed especially strongly, as fears that the U.S. Administration would negatively impact global trade by disengaging from the North American Free Trade Agreement, canceling free-trade pacts with countries such as South Korea, and declaring Chinese currency manipulation, did not materialize. Rather, the U.S. encouraged its partners to pursue fairer international trade policies, which reinforced pro-growth policies.
As 2017 began, U.S. equities rallied to new highs on prospects of deregulation, tax reform and infrastructure spending as well as on stronger economic data. Despite political uncertainty and concerns about protectionism, U.S. equities continued to rally for the first quarter overall. In March, the Fed raised interest rates for the third time since the 2008 global financial crisis. U.S. equities then continued to climb higher during the second quarter on strong earnings results and receding European political risk. Market expectations for pro-growth U.S. fiscal policy were dampened by developments in Washington D.C. Still, the Fed raised the targeted federal funds rate 25 basis points in June, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment. During the second half of the year, U.S. economic activity and labor market data showed rather consistent strength, which supported U.S. equity performance throughout. U.S. equities gained additional momentum toward the end of the annual period from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The Fed’s third rate hike of 2017 in December had been widely expected and did nothing to disrupt the upward market trend.
In a reversal from 2016, growth stocks outperformed value stocks by a wide margin across the capitalization spectrum of the U.S. equity market for the annual period overall. In another reversal from 2016, large-cap stocks performed best, followed by mid-cap stocks and then at some distance by small-cap stocks, though each market capitalization segment of the U.S. equity market generated solid double-digit gains during the annual period. (All as measured by the Russell U.S. Indexes.)
In the S&P 500® Index, the best performing sector was information technology, followed by materials, consumer discretionary, financials and health care, each of which posted double-digit gains that outpaced the broad S&P 500® Index during the annual period. The weakest performing sectors in the S&P 500® Index during the annual period were telecommunication services and energy, the only two to post negative absolute returns, followed by real estate, which was comparatively weak but generated a positive return. These weaker sectors were negatively affected by higher interest rates, competitive margin pressures and lower natural gas prices. During the second half of 2017, oil prices reversed declines from the first half of the year, ending the annual period at more than $60 per barrel, the highest level since June 2015. OPEC discipline and cooperation with non-OPEC producers enabled oil prices to withstand competitive pressures from U.S. shale production.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

If you have any questions or would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://prospectuses.guardianlife.com/GuardianLife/ProspectusesandFinancialReports/. You may obtain free copies of the Fund’s Prospectus, Statement of Additional Information and its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

The U.S. Dollar Index (DXY) is a measure of the value of the U.S. dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is long-term growth of capital.
To achieve the Fund’s investment objective, the Adviser invests substantially all of the Fund’s net assets in common stocks. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.
Manager Discussion of Fund Performance
Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2017.
How did the Fund perform during the annual period?
The Fund generated a total return of 19.71% during the 12 months ended December 31, 2017. This compares to the 21.83% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund lagged the S&P 500® Index during the 12-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole contributed positively but modestly.
Further, during the annual period, large-cap stocks led the way, with significantly greater gains than mid- and small-cap stocks. This capitalization trend handicapped the Fund’s results relative to the S&P 500® Index, since the Fund emphasizes mid-cap securities. The annual period also saw information technology and other higher-beta stocks drive the broad U.S. equity market higher. That, too, was a detractor for the Fund’s relative performance, as the Fund seeks to invest primarily in higher quality, more consistent, less volatile stocks. Further, holding a position in cash, albeit a modest one, during an annual period when the S&P 500® Index rose strongly, detracted from relative results. On the other hand, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin, a reversal of the prior year’s imbalance. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value.
Which equity market sectors most significantly affected Fund performance?
The Fund was hurt most by weak stock selection in and an underweighted allocation to the information technology sector, which was the strongest sector in the S&P 500® Index during the annual period. Specifically, the Fund did not own giant, mega-cap companies Apple, Microsoft or Facebook, each of which posted sizable gains during the annual period. However, the Fund’s strategy is to invest lower on the capitalization spectrum. It does not typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its mid-cap growth category. Weak stock selection in the consumer discretionary sector also detracted as did having an overweighted allocation to the consumer staples sector, which lagged the S&P 500® Index during the annual period.
These detractors were partially offset by the positive effect of strong stock selection in the industrials sector. Having no exposure to energy or telecommunication services, which were the two weakest sectors in the S&P 500® Index during the annual period, also boosted the Fund’s relative results.
Which stocks detracted significantly from the Fund’s performance during the annual period?
Auto parts retailers AutoZone and O’Reilly Automotive within the consumer discretionary sector detracted significantly from the Fund’s performance during the annual period, each posting a double-digit decline in part due to a potential future competitive threat from Amazon.com. Also, Acuity Brands, which designs, produces and distributes a full range of indoor and outdoor lighting and control systems for commercial and institutional, industrial, infrastructure and residential applications, detracted from the Fund’s results. Its shares declined during the annual period on weaker than expected operating results.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were pest control services provider Rollins, health care-related weighing instruments manufacturer Mettler-Toledo International and diversified chemicals research company FMC. Each of these companies’ stocks were boosted to robust double-digit gains during the annual period in response to strong growth in their operations. The Fund’s relative results also benefited from not owning a position in industrials, technology and financials conglomerate General Electric, whose shares experienced a double-digit decline during the annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, Reynolds American departed the Fund’s portfolio due to its acquisition by British American Tobacco. The cash and stock deal resulted in a doubling of the Fund’s position in British American Tobacco as of the end of the annual period. Among other eliminations from the Fund’s portfolio during the annual period were two health care stocks — physician management services provider Mednax and full service pharmacy benefit management and specialty managed care company Express Scripts. In each case, the company has no longer been generating the consistent long-term growth we seek.
We established new Fund positions during the annual period in software technology and consulting services provider Cadence Design Systems and software and related services provider to non-profit organizations Blackbaud. In our view, each of these companies saw strong earnings and stock price momentum in calendar year 2017, adding to their long history of steady growth.
Were there any notable changes in the Fund’s weightings during the 12-month period?
The Fund’s weightings in the consumer discretionary and health care sectors decreased relative to the S&P 500® Index, and its allocation to the utilities sector was eliminated completely during the 12-month period ended December 31, 2017.
How was the Fund positioned relative to its benchmark index at the end of December 2017?
As of December 31, 2017, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, information technology and consumer discretionary sectors on the same date. On December 31, 2017, the Fund was rather neutrally weighted to the health care and real estate sectors and held no positions at all in the telecommunication services, energy and utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Top Ten Holdings (As of 12/31/2017) (Unaudited)
Company	Percentage of Net Assets
Rollins, Inc.	4.62%
Mettler-Toledo International, Inc.	3.26%
Roper Technologies, Inc.	2.83%
Waste Connections, Inc.	2.58%
AutoZone, Inc.	2.53%
Fiserv, Inc.	2.38%
Church & Dwight Co., Inc.	2.34%
Accenture PLC	2.33%
J&J Snack Foods Corp.	2.32%
AMETEK, Inc.	2.32%
Total	27.51%
Sector Weightings vs. Index (As of 12/31/2017) (Unaudited)
Percentage of investment securities (excluding short-term securities)

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2017) (Unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	19.71%	8.94%	13.09%	4.75%	8.71%
S&P 500® Index	21.83%	11.41%	15.79%	8.50%	11.51%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Fund and in the S&P 500® Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividends, if any.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2017 and held for six months ended December 31, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,085.60	$4.52	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38	0.86%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Schedule of Investments
December 31, 2017
Shares		Value
Common Stocks — 96.0%
Consumer Discretionary — 7.7%
Distribution & Wholesale — 1.2%
40,200	LKQ Corp.*	$1,634,934
Retail — 6.5%
5,000	AutoZone, Inc.*	3,556,850
9,000	Dollar Tree, Inc.*	965,790
1,900	Domino’s Pizza, Inc.	359,024
5,200	O'Reilly Automotive, Inc.*	1,250,808
39,400	TJX Companies, Inc. (The)	3,012,524
		9,144,996
		10,779,930
Consumer Staples — 13.6%
Agriculture — 1.1%
23,172	British American Tobacco PLC ADR(1)	1,552,292
Beverages — 0.9%
11,000	PepsiCo, Inc.	1,319,120
Food — 6.7%
23,000	General Mills, Inc.	1,363,670
82,000	Hormel Foods Corp.(1)	2,983,980
12,800	Ingredion, Inc.	1,789,440
21,500	J&J Snack Foods Corp.	3,264,345
		9,401,435
Household Products — 2.3%
65,600	Church & Dwight Co., Inc.	3,291,152
Retail — 2.6%
14,000	Casey’s General Stores, Inc.(1)	1,567,160
11,000	Costco Wholesale Corp.	2,047,320
		3,614,480
		19,178,479
Financials — 0.5%
Insurance — 0.5%
5,000	Chubb, Ltd.	730,650
Healthcare — 15.4%
Biotechnology — 1.7%
14,000	Alexion Pharmaceuticals, Inc.*	1,674,260
3,500	Illumina, Inc.*	764,715
		2,438,975
Electronics — 3.3%
7,400	Mettler-Toledo International, Inc.*	4,584,448
Healthcare Products — 7.3%
9,554	Becton Dickinson & Co.	2,045,108
24,700	Danaher Corp.	2,292,654
10,700	DENTSPLY SIRONA, Inc.	704,381
Shares		Value
Healthcare Products — 7.3% (Continued)
30,600	Henry Schein, Inc.*(1)	$2,138,328
20,000	IDEXX Laboratories, Inc.*	3,127,600
		10,308,071
Pharmaceuticals — 2.5%
4,272	Allergan PLC	698,814
53,500	Novo Nordisk A/S ADR	2,871,345
		3,570,159
Software — 0.6%
11,800	Cerner Corp.*	795,202
		21,696,855
Industrials — 32.6%
Aerospace & Defense — 6.9%
12,100	General Dynamics Corp.	2,461,745
19,862	HEICO Corp.(1)	1,873,980
7,000	Northrop Grumman Corp.	2,148,370
12,500	Teledyne Technologies, Inc.*	2,264,375
3,400	TransDigm Group, Inc.(1)	933,708
		9,682,178
Commercial Services — 6.0%
5,700	Equifax, Inc.	672,144
27,030	IHS Markit, Ltd.*	1,220,404
139,800	Rollins, Inc.	6,504,894
		8,397,442
Electrical Equipment — 3.5%
9,500	Acuity Brands, Inc.(1)	1,672,000
45,000	AMETEK, Inc.	3,261,150
		4,933,150
Environmental Control — 4.6%
26,000	Republic Services, Inc.	1,757,860
15,100	Stericycle, Inc.*	1,026,649
51,300	Waste Connections, Inc.	3,639,222
		6,423,731
Hand & Machine Tools — 0.8%
5,400	Lincoln Electric Holdings, Inc.	494,532
4,000	Snap-on, Inc.(1)	697,200
		1,191,732
Housewares — 1.7%
38,000	Toro Co. (The)	2,478,740
Machinery Diversified — 5.5%
19,200	IDEX Corp.	2,533,824
9,000	Middleby Corp. (The)*	1,214,550
15,400	Roper Technologies, Inc.	3,988,600
		7,736,974

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Schedule of Investments (Continued)
December 31, 2017
Shares		Value
Common Stocks — 96.0% (Continued)
Transportation — 3.6%
28,000	Canadian National Railway Co.	$2,310,000
8,000	J.B. Hunt Transport Services, Inc.	919,840
13,800	Union Pacific Corp.	1,850,580
		5,080,420
		45,924,367
Information Technology — 16.6%
Commercial Services — 1.3%
5,700	Automatic Data Processing, Inc.	667,983
7,800	WEX, Inc.*(1)	1,101,594
		1,769,577
Computers — 2.3%
21,400	Accenture PLC Class A	3,276,126
Diversified Financial Services — 2.2%
20,500	MasterCard, Inc. Class A	3,102,880
Electronics — 1.8%
28,600	Amphenol Corp. Class A	2,511,080
Software — 9.0%
15,800	ANSYS, Inc.*	2,331,922
2,900	Blackbaud, Inc.	274,021
9,000	Cadence Design Systems, Inc.*	376,380
25,600	Fiserv, Inc.*	3,356,928
49,600	Open Text Corp.(1)	1,769,232
28,400	Salesforce.com, Inc.*	2,903,332
7,800	Ultimate Software Group, Inc. (The)*(1)	1,702,194
		12,714,009
		23,373,672
Materials — 8.5%
Chemicals — 2.3%
27,600	FMC Corp.	2,612,616
1,700	NewMarket Corp.	675,563
		3,288,179
Commercial Services — 1.6%
17,000	Ecolab, Inc.	2,281,060
Housewares — 1.1%
14,000	Scotts Miracle-Gro Co. (The)	1,497,860
Packaging & Containers — 3.5%
42,400	Ball Corp.	1,604,840
32,500	Crown Holdings, Inc.*	1,828,125
12,200	Packaging Corp. of America	1,470,710
		4,903,675
		11,970,774
Shares		Value
Real Estate — 1.1%
REITS — 1.1%
10,499	American Tower Corp. REIT	$1,498,034
Total Common Stocks (Cost $52,027,833)		135,152,761
Short-Term Investments — 4.4%
Money Market Funds — 4.4%
3,627,431	State Street Institutional U.S. Government Money Market Fund, Premier Class	3,627,431
2,545,422	State Street Navigator Securities Lending Government Money Market Portfolio(2)	2,545,422
Total Short-Term Investments (Cost $6,172,853)		6,172,853
Total Investments — 100.4% (Cost $58,200,686)		$141,325,614
Excess Of Liabilities Over Cash And Other Assets — (0.4)%		(521,818)
Net Assets — 100.0%		$140,803,796
Net Asset Value Per Outstanding Share ($140,803,796 ÷ 5,334,708 shares outstanding)		$26.39
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2017, the market value of the securities on loan was $13,337,231.

(2)
Securities with an aggregate market value of  $13,337,231 were out on loan in exchange for $2,545,422 of cash collateral as of December 31, 2017. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(I) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Schedule of Investments (Continued)
December 31, 2017
The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$135,152,761	$—	$—	$135,152,761
Short-Term Investments	6,172,853	—	—	6,172,853
Total Investments in Securities	$141,325,614	$—	$—	$141,325,614

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Statement of Assets and Liabilities
Statement of Operations

December 31, 2017

ASSETS:
Investment securities, at value (Cost – $58,200,686) (securities on loan, at value, $13,337,231)	$141,325,614
Receivable for securities sold	2,866,445
Dividends and interest receivable	119,784
Prepaid expenses	2,291
Receivable for securities lending income	1,175
Receivable for capital shares sold	177
Total Assets	144,315,486
LIABILITIES:
Payable upon return of securities on loan (See Note 1I)	2,545,422
Payable for securities purchased	768,957
Payable for capital shares redeemed	70,503
Accrued expenses:
Advisory fee	59,710
Service and distribution plan fees	32,243
Directors' fees and expenses	284
Other	34,571
Total Liabilities	3,511,690
Net Assets	$140,803,796
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 5,334,708 shares)	$57,401,552
Undistributed net investment income	317,182
Accumulated net realized loss on investments and foreign currency	(40,028)
Net unrealized appreciation of investments and foreign currency translations	83,125,090
Net Assets	$140,803,796
Net Asset Value Per Outstanding Share ($140,803,796 ÷ 5,334,708 shares outstanding)	$26.39

For the Year Ended
December 31, 2017

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $26,616)	$1,465,314
Interest	29,956
Securities lending income	24,227
Total Income	1,519,497
Expenses:
Advisory fee	686,926
Service and distribution plan fees	549,541
Auditing and legal fees	59,476
Custody and accounting fees	26,506
Printing and postage	19,617
Directors' fees and expenses	18,322
Insurance fees	9,473
Tax service fees	5,098
Registration and filing fees	2,451
Other	12,240
Total Expenses Before Fees Waived (See Note 5)	1,389,650
Less: Service and Distribution Plan Fees Waived	(187,213)
Net Expenses	1,202,437
Net Investment Income	317,060
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain From:
Investments	9,714,979
Foreign currency translations	141
9,715,120
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	14,696,890
Foreign currency translations	256
14,697,146
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	24,412,266
Net Increase in Net Assets from Operations	$24,729,326

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Statement of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$317,060	$282,525
Net realized gain on investments and foreign currency	9,715,120	7,255,190
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	14,697,146	1,291,319
Net increase in net assets from operations	24,729,326	8,829,034
Distributions to Shareholders from:
Net investment income	(281,535)	(255,721)
Share Transactions:
Proceeds from sale of shares	1,894,538	2,674,183
Proceeds from reinvestment of dividends to shareholders	281,535	255,721
Cost of shares redeemed	(18,546,538)	(13,025,901)
Net decrease in net assets from capital share transactions	(16,370,465)	(10,095,997)
Total increase/(decrease) in net assets	8,077,326	(1,522,684)
NET ASSETS:
Beginning of year	132,726,470	134,249,154
End of year	$140,803,796	$132,726,470
Undistributed net investment income included in net assets, at end of year	$317,182	$281,516

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$22.09	$20.71	$20.56	$18.86	$14.48
Income/(loss) from investment operations:
Net investment income	0.06	0.05	0.05	0.07	0.05
Net gains/(losses) on securities (both realized and unrealized)	4.29	1.37	0.17	1.67	4.42
Total from investment operations	4.35	1.42	0.22	1.74	4.47
Less distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.07)	(0.04)	(0.09)
Net asset value, end of year	$26.39	$22.09	$20.71	$20.56	$18.86
Total return*	19.71%	6.86%	1.08%	9.25%	30.96%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$140,804	$132,726	$134,249	$151,516	$154,038
Ratio of gross expenses to average net assets(1)	1.01%	1.04%	1.04%	1.04%	1.04%
Ratio of net expenses to average net assets(2)	0.88%	0.90%	0.90%	0.89%	0.89%
Ratio of net investment income to average net assets	0.23%	0.21%	0.18%	0.33%	0.26%
Portfolio turnover rate	1%	4%	5%	6%	7%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(2)
Ratio reflects expenses net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements

December 31, 2017

1.
Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. Substantially all of the Fund’s net assets are invested in common stocks. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of 11 mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as instructed. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2017

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the year ended December 31, 2017, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the year ended December 31, 2017, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2017, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(F) Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2017

(H) Foreign Taxes:   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(I) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
At year end, the Fund was not invested in joint repurchase agreements.
As of December 31, 2017, the Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
$13,337,231	$13,665,630	$13,629,198

*
Value Line Centurion Fund, Inc. received cash collateral of  $2,545,422, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Centurion Fund, Inc. received non-cash collateral of  $11,120,208, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2017

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the year ended December 31, 2017.
	Remaining Contractual Maturity of the Agreements As of December 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Common Stocks	$2,545,422	$—	$—	$—	$2,545,422
Total Borrowings	$2,545,422	$—	$—	$—	$2,545,422
Gross amount of recognized liabilities for securities lending transactions					$2,545,422

(J) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Capital Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	76,340	125,511
Shares issued to shareholders in reinvestment of dividends	11,486	11,608
Shares redeemed	(762,506)	(610,886)
Net decrease	(674,680)	(473,767)
Dividends per share from net investment income	$0.0503	$0.0411

3.
Purchases and Sales of Securities

Year Ended December 31, 2017
PURCHASES:
Investment Securities	$1,068,815
SALES:
Investment Securities	$13,825,135

4.
Income Taxes

At December 31, 2017, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$58,240,714
Gross tax unrealized appreciation	$83,826,924
Gross tax unrealized depreciation	(742,024)
Net tax unrealized appreciation on investments	$83,084,900
Undistributed ordinary income	$317,182

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2017

During the year ended December 31, 2017, as permitted under federal income tax regulations, the Fund utilized $9,661,135 of capital loss carryforwards.
For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Fund expired $26,301,366 of capital losses.
To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.
The Tax composition of distributions to shareholders for the years ended December 31, 2017 and December 31, 2016 were as follows:
	2017	2016
Ordinary income	$281,535	$255,721
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $141 and increased accumulated realized loss by $26,301,225 and decreased paid in capital by $26,301,366. Net assets are not affected by these reclassifications. These reclassifications were primarily due to differing treatments of foreign currency translation, REITs and expiring capital loss carryforwards.
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $686,926 was paid or payable to the Adviser for the year ended December 31, 2017. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2017, fees amounting to $549,541, before fee waivers, were accrued under the Plan. Effective August 1, 2015, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.13%. For the year ended December 31, 2017, the fees waived amounted to $187,213. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■ Value Line Centurion Fund, Inc.
 Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Line Centurion Fund, Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 16, 2018
We have served as the auditor of one or more investment companies in Value Line Funds since 1983.

■ Value Line Centurion Fund, Inc.
Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2017 qualifies for the corporate dividends received deductions.
During the calendar year 2017, 100% of the ordinary income distribution is treated as qualified dividends.
 Regulatory filing of Forms N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Regulatory filing of Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line Centurion Fund, Inc.
Management Information
The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 47	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Directors
Joyce E. Heinzerling Age: 61	Director	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 61	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund (2014 to present)
Michael Kuritzkes Age: 57	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Digital First Media, LLC, 2012-2013; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2012.	11	None
Paul Craig Roberts Age: 79	Director	Since 1983	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 69	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

■ Value Line Centurion Fund, Inc.
Management Information
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 47	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 67	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 39	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities, LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

Item 2   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3  Audit Committee Financial Expert.

(a)(1)The Registrant does not have an Audit Committee Financial Expert serving on its Audit Committee as of the date of this filing.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Coronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4   Principal Accountant Fees and Services

(a)	Audit Fees 2017 - $13,714

Audit Fees 2016 - $28,565

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2017 -$5,408

Tax Preparation Fees 2016 - $14,399

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2017 - None

Aggregate Non-Audit Fees 2016 - None

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11  Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12  Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 9, 2018